                                                                     Rule 497(d)
                                                       Registration No. 33-66712

                              LINDNER INVESTMENTS

SUPPLEMENT, dated May 3, 2001, to Prospectus, dated October 6, 2000:

The information in the third paragraph on page 26 of the Prospectus regarding the Subadviser for the Lindner Government Money Market Fund is amended to read as follows:

"Effective May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, LLC ("USBPJAM"), an indirect wholly owned subsidiary of U.S. Bancorp, became the interim Subadviser for the Government Money Market Fund as the result of the acquisition of Firstar Bank, N.A., by U.S. Bancorp and the subsequent reorganization of U.S. Bancorp's investment adviser businesses. USBPJAM provides investment management services to mutual funds, individuals and institutions, including corporations, foundations, pensions and retirement plans. As of May 1, 2001, USBPJAM and its affiliates served as investment adviser or Subadviser to over 60 separate investment portfolios and institutional and trust managed accounts that had total assets in excess of $116 billion. The offices of USBPJAM are located at 601 Second Avenue South, Minneapolis, Minnesota 55402."